SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]   Preliminary Proxy Statement
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            CIM High Yield Securities
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

                   __________________________________________
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



        1)       Amount Previously Paid:

        2)       Form, Schedule or Registration Statement No.:

        3)       Filing Party:

        4)       Date Filed:

                            CIM HIGH YIELD SECURITIES
                               101 Federal Street
                           Boston, Massachusetts 02110


                                                                 August 27, 2003


Dear Shareholder:

         The accompanying materials relate to the Annual Meeting of Shareholders of CIM High Yield Securities. The Meeting will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts on October 9, 2003 at 10:00 a.m. Eastern time.

         At the  Meeting,  you will be asked to vote on a proposal  to elect one
(1) Trustee for the Fund, and to transact such other business as may properly come before the Meeting and any adjournment thereof. The proposal is described in the accompanying Notice and Proxy Statement.

         YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important Meeting. Thank you.


                                                             Sincerely,



                                                             A. George Baumann
                                                             President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                               VALID SIGNATURE
         ------------                               ---------------

         CORPORATE ACCOUNTS
         ------------------
         (1)      ABC Corp.                         ABC Corp.
         (2)      ABC Corp.                         John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer           John Doe
         (4)      ABC Corp. Profit Sharing Plan     John Doe, Trustee

         TRUST ACCOUNTS

         (1)      ABC Trust                         Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78                    Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA     John B. Smith
         (2)      John B. Smith                     John B. Smith, Jr., Executor

                            CIM HIGH YIELD SECURITIES
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 9, 2003

                                -------------------

To the Shareholders of CIM HIGH YIELD SECURITIES:

         Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on October 9, 2003, at 10:00 a.m., for the following purposes:

         1. To elect one (1) Trustee of the Fund.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on August 15, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                             By order of the Board of Trustees,



                                             Deborah O'Neal-Johnson
                                             Secretary

August 27, 2003

--------------------------------------------------------------------------------
      SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO
         PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE
            ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE
             CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER
             EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES

                               101 Federal Street
                           Boston, Massachusetts 02110
                           ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 October 9, 2003
                           ---------------------------

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities, a Massachusetts business trust (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held on October 9, 2003, at 10:00 a.m., at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about August 27, 2003, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; INVESCO Institutional (N.A.), Inc. ("INVESCO" or the "Adviser"), the investment adviser of the Fund; and PFPC Inc., ("PFPC") the administrator, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC, 103 BELLEVUE PARKWAY, 2ND FLOOR, WILMINGTON, DELAWARE, 19809, OR BY CALLING 1-800-331-1710. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 27, 2003.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee as Trustee, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund.

         The close of business on August 15, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Fund has one class of shares of beneficial interest, par value $.01 per share. On the record date, August 15, 2003, there were 6,059,685.2170 shares (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 15, 2003, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. As of August 15, 2003, Cede & Co., a nominee partnership of The Depository Trust Company, located at 55 Water Street - 25th Floor, New York, New York 10041-0002, held 5,725,705.0000 or 94.4% of the Fund's Shares.

         As of August 15, 2003, the Trustees and officers as a group owned less than 1% of the Fund's Shares.

         In order that your Shares may be represented at the Meeting, you are requested to:

         --   indicate your instructions on the proxy card;

         --   date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         -- allow sufficient time for the proxy to be received on or before 5:00 P.M., on OCTOBER 7, 2003.

PROPOSAL: ELECTION OF TRUSTEE.

         The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. At the Meeting, one (1) of the four Trustees of the Fund is to be elected, to hold office for a period of three years and until a successor is elected and qualified. The nominee, John F. Nickoll, is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if he should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees, none of whom are considered to be interested trustees under the Investment Company Act of 1940 (the "1940 Act"). Information pertaining to the Trustees and officers of the Fund is set forth below.



TRUSTEES:
-------------------------- -------------- ------------- -------------------------- -------------- ----------------------

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                              TERM OF                                  IN FUND
                               POSITION(S)    OFFICE AND                                 COMPLEX
                               HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
NAME , ADDRESS (1), AND AGE     THE FUND     TIME SERVED    DURING PAST FIVE YEARS       TRUSTEE        HELD BY TRUSTEE
---------------------------   ------------- ------------- -------------------------- -------------- ----------------------
DR. DONALD RATAJCZAK,         Chairman of    Term:         Chairman and CEO of              1        Director, Ruby
D.O.B.: 10/21/42              the Board of   2002-2005;    Brainworks Ventures, an                   Tuesday, Inc.
                              Trustees       Trustee       enterprise and asset                      (restaurant);
                                             since 1987.   management business;                      Director, Morgan,
                                                           Former Director,                          Keegan & Company
                                                           Economic Forecasting                      (investment firm)
                                                           Center, Georgia State                     until March 30,
                                                           University from July                      2001, remains a
                                                           1973 to June 2000;                        consulting
                                                           Professor, Georgia State                  economist; Director,
                                                           University (retired June                  Crown Crafts
                                                           30, 2000).                                (consumer products
                                                                                                     company); Director,
                                                                                                     TBC Corporation
                                                                                                     (tire marketing and
                                                                                                     distribution
                                                                                                     company); Director,
                                                                                                     Regan Holdings.
                                                                                                     (insurance marketing
                                                                                                     company).
--------------------------    -------------- ------------- -------------------------- -------------- ----------------------
ROBERT G. WADE, JR.,          Trustee        Term:         Consultant to INVESCO,           1        N/A
D.O.B.: 7/16/27                              2002-2005;    Inc. from November 1996
                                             Trustee       to December 1998;
                                             since 1987.   retired in 1998.
--------------------------    -------------- ------------- -------------------------- -------------- ----------------------
JOHN F. NICKOLL,              Trustee        Term:         Director, Chairman,              1        Chairman of Wells
D.O.B.: 1/2/35                               2000-2003;    President and Chief                       Fargo Business
                                             Trustee       Executive Officer of The                  Credit.
                                             since 1987.   Foothill Group Inc., a
                                                           commercial finance and
                                                           asset management company.
--------------------------    -------------- ------------- -------------------------- -------------- ----------------------
DR. BRUCE H. OLSON,           Trustee        Term:         Professor of Finance,            1                 N/A
D.O.B.:  9/19/35                             2001-2004;    Miami University (Ohio)
                                             Trustee
                                             since 1987.
--------------------------    -------------- ------------- -------------------------- -------------- ----------------------

----------
(1)   1166 Avenue of the Americas, 27th Floor, New York, NY 10036


OFFICERS:
-------------------------- ------------------- ------------------------ ------------------------------------------------------------
      NAME, ADDRESS*        POSITION(S) HELD     TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING PAST
          AND AGE             WITH THE FUND     LENGTH OF TIME SERVED                  FIVE YEARS
-------------------------- ------------------- ------------------------ ------------------------------------------------------------
A. GEORGE BAUMANN,         President           Term: Until successor    Head of Institutional Fixed Income at INVESCO since January
D.O.B.:  1/1/57                                is elected;  Since 2002  2001; President and CEO of PRIMCO Capital Management,
                                                                        January 1998 - December 2000; President of PRIMCO Capital
                                                                        Management, 1995-1998.
-------------------------- ------------------- ------------------------ ------------------------------------------------------------
CINDY M. HAYES,            Treasurer           Term: Until successor    Chief Financial Officer of INVESCO's Institutional Fixed
D.O.B.: 10/30/64                               is elected; Since 2002   Income Division since January 2000; Controller of PRIMCO
                                                                        Capital Management, January 1996 - January 2000.
-------------------------- ------------------- ------------------------ ------------------------------------------------------------
DEBORAH O'NEAL-JOHNSON,    Secretary           Term: Until successor    Associate General Counsel, INVESCO Institutional (N.A.),
D.O.B.:  3/24/65                               is elected; Since 2003   Inc., since 1997.
-------------------------- ------------------- ------------------------ ------------------------------------------------------------

*Address: 400 W. Market St., Suite 3300, Louisville, KY  40202-1662.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

         Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee, as of August 1, 2003.

--------------------------------- -----------------------------------
        NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY
                                        SECURITIES IN THE FUND
--------------------------------- -----------------------------------
John F. Nickoll                           $10,001 - $50,000
--------------------------------- -----------------------------------
Dr. Bruce H. Olson                           $1 - $10,000
--------------------------------- -----------------------------------
Dr. Donald Ratajczak                      $ 50,001-$100,000
--------------------------------- -----------------------------------
Robert G. Wade, Jr.                       $10,001 - $50,000
--------------------------------- -----------------------------------

         As of August 1, 2003, none of the Trustees or their immediate family members owned beneficially or of record securities in the Adviser or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, nor did any Trustee purchase or sell securities of the Adviser or its parents, or subsidiaries of either.

         The Fund pays each Trustee not affiliated with the Adviser or its affiliates an annual fee of $6,000 plus $1,000 as compensation for each board meeting and committee meeting attended. Each Trustee is reimbursed for travel and out-of-pocket expenses associated with attending board and committee meetings. The Board of Trustees held four meetings (two of which were held via telephone conference call) during the fiscal year ended December 31, 2002, and each of the Trustees attended at least 75% of the meetings. The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2002 amounted to $52,653 (including reimbursement for travel and out-of-pocket expenses).

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 2002. The officers of the Fund receive no compensation from the Fund for serving in such capacity.



                                              COMPENSATION TABLE

                                                                  PENSION OR              TOTAL COMPENSATION
                                      AGGREGATE               RETIREMENT BENEFITS            FROM THE FUND
       NAME OF PERSON               COMPENSATION              ACCRUED AS PART OF            COMPLEX PAID TO
        AND POSITION                FROM THE FUND                FUND EXPENSES                 TRUSTEES
        ------------                -------------                -------------                 --------
Dr. Donald Ratajczak,                  $12,000                        $0                        $12,000
Chairman of the Board
of Trustees

Dr. Bruce H. Olson,                    $12,000                        $0                        $12,000
Trustee

John F. Nickoll,
Trustee                                $12,000                        $0                        $12,000

Robert G. Wade, Jr.,
Trustee                                $12,000                        $0                        $12,000


                                   COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Messrs. Nickoll, Olson, Ratajczak and Wade, all of whom are "non-interested" Trustees of the Fund as defined in the listing standards of the American Stock Exchange. None of the members of the Audit Committee is an "interested person" as defined in the 1940 Act. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met twice during the fiscal year ended December 31, 2002, with all members present.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently amended and approved by the Board on April 24, 2003, a copy of which is attached as Exhibit A. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal control. The Fund's independent auditors are responsible for planning and carrying out a proper audit.

         Ernst & Young, LLP ("Ernst & Young") was the independent auditor for the Fund for the fiscal year ended December 31, 2002. In performing its oversight function, the Audit Committee reviewed and discussed the audited financial statements for the Fund's fiscal year ended December 31, 2002 with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Audit Committee also received the written disclosures from Ernst & Young required by Independence Standards Board Standard No. 1, INDEPENDENT DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect. Finally, the Committee considered whether the provision by Ernst & Young to the Fund of information technology services relating to financial information design and implementation, internal audit and other non-audit services to the Fund, or of professional services to the Adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining Ernst & Young's independence and has discussed with Ernst & Young its independence.

         Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit
Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Ernst & Young, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund's audited financial statements for the year ended December 31, 2002 in the Fund's Annual Report dated December 31, 2002.

         At a meeting held on April 24, 2003, upon the recommendation of the Audit Committee, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected Ernst & Young as independent auditors for the Fund for the fiscal year ending December 31, 2003. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Ernst & Young professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to auditors. It is expected that representatives of Ernst & Young will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Ernst & Young as independent auditors.

         SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND:

         Dr. Bruce H. Olson, Chairman
         John F. Nickoll
         Dr. Donald  Ratajczak
         Robert G. Wade, Jr.

         Set forth in the table below are fees billed by Ernst & Young to the Fund and the Adviser for the Fund's fiscal year ended December 31, 2002


                                 Financial Information Systems Design and
                Audit Fees                 Implementation Fees 1                 All Other Fees (1)
              --------------    -------------------------------------------    ---------------------
Fund             $ 26,000                           $0                               $  2,000 (2)
Adviser          $212,000                           $0                               $155,077 (3)

(1) The Audit Committee has considered these services provided by Ernst & Young and has determined that the provision of such services is compatible with Ernst & Young maintaining its independence.
(2) Includes non-audit related fees billed by Ernst & Young directly to the Fund for tax services.
(3) Includes non-Fund related fees billed by Ernst & Young directly to the Adviser for audit and tax services.

         KPMG LLP ("KPMG"), 1600 Market Street, Philadelphia, Pennsylvania, served as independent auditors for the Fund from the Fund's commencement of operations until May 3, 2001 when KPMG resigned as the Fund's auditor because of an issue regarding their independence. Under a sweep arrangement, KPMG had inadvertently invested in a money market fund advised by AIM Management Group, Inc., an affiliate of the Adviser. Such a financial interest was inconsistent with the SEC's rules as to auditor independence and investment company complexes. KPMG's reports on the financial statements for fiscal years ended December 31, 1999 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's resignation and from January 1, 2001 through the date of KPMG's resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

OTHER COMMITTEES

         The Board of Trustees performs the functions of a nominating committee and will consider nominees for Trustee recommended by Fund shareholders if a vacancy were to exist. Any recommendations should be forwarded to the Secretary of the Fund.

REQUIRED VOTE

         Election of Mr. Nickoll as Trustee requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund represented at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
PROPOSAL 1.                                                         ---


         All proposals by shareholders that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2004 must be received by the Fund on or before May 1, 2004 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.


                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

         INVESCO Institutional (N.A.), Inc. ("Invesco") serves as the Fund's investment adviser and its business address is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036. PFPC Inc. ("PFPC") acts as the Fund's administrator and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.


COMPLIANCE WITH THE 1934 ACT

         Section 16(a) of the 1934 Act requires the Fund's officers and Trustees, certain persons affiliated with Invesco and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 2002, all such filing requirements applicable to such persons were met.


OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.




August 27, 2003


--------------------------------------------------------------------------------
               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
                  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE
                 MEETING ARE THEREFORE URGED TO COMPLETE, SIGN,
               DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES
                             AUDIT COMMITTEE CHARTER

PRIMARY RESPONSIBILITIES

         The primary responsibilities of the Audit Committee are as follows:

         1.   Assist the Board in fulfilling its oversight  responsibilities for
              the  quality  and  integrity  of  the  accounting,   auditing  and
              reporting practices of the Fund;

         2. Recommend to the Board the selection or termination of the independent accountant employed by the Fund for the purpose of preparing or issuing an audit report or related work;

         3. Be directly responsible for the compensation, retention and oversight of the work of the Fund's independent accountant, including resolution of disagreements between Fund management and the accountant regarding financial reporting;

         4. Preapprove, or establish preapproval policies and procedures concerning, the following:

              o all audit and permitted non-audit services to be provided the Fund, and

              o all permitted non-audit services to be provided by the Fund's independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit; and

         5. Ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

         In order to fulfill these responsibilities, the Audit Committee will do the following, to the extent required by law or deemed necessary or appropriate by the Audit Committee:

         o    Evaluate the accountant's  independence,  receive the accountant's
              specific   representations  as  to  independence  and  review  the
              accountant's partner rotation policies.

         o Review and recommend to the Board the fees of the independent accountant in view of the scope of the services provided.

         o Meet with the independent accountant, including private meetings as necessary,

              o to review the scope of and arrangements and procedures for the proposed audit for the current year and any special audits,

              o to receive from the accountant all required reports, including reports of critical accounting policies and practices used, alternative treatments of financial information discussed with management and other material written communications with management,

              o at the conclusion of the audit, to review with the accountant the results of the audit and to discuss any matters of concern, comments or recommendations relating to the Fund's financial statements, including any adjustments recommended by the accountant, or other results of the audit, and

              o to consider the accountant's comments with respect to the Fund's financial policies, procedures and internal accounting and financial controls (including the adequacy of internal controls and the adequacy of organizational resources committed to the financial, accounting and compliance functions), and management's responses thereto.

         o Review with the independent accountant and the adviser's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit recommendations for the improvement of such internal controls.

         o Receive from management all required reports, including required reports on significant deficiencies in the design or operation of internal controls and fraud involving management or other employees.

         o    Review management's compliance plan and compliance organization.

         o Consider the effect on the Fund of any changes in accounting principles or practices proposed by management or the auditors.

         o Investigate any matter brought to its attention within the scope of its duties, including improprieties or suspected improprieties in Fund operations.

         o    Present to the Board a summary of the examination  report from the
              independent   accountant,   including  any   deficiencies   and/or
              recommendations noted.

         o Report its activities to the Board on a regular basis, and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

         The Committee may also address other issues as they are identified and delegated to the Committee. In furtherance of the foregoing, the Committee shall have the resources and authority it determines to be necessary or appropriate to discharge its responsibilities, including the authority to retain independent counsel and other advisers and experts. Costs incurred by the Committee in discharging its responsibilities shall be borne by the Fund.

         The Committee will review this Charter annually and recommend any changes to the Board.


CONCERNING THE COMMITTEE

         o The Audit Committee shall continue in existence until dissolved by the Board.

         o The Audit Committee shall be composed solely of the trustees of the Fund who are (a) not "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended, and
              (b)  otherwise  "independent"  of the Fund  within the  meaning of
              Section 301 of the Sarbanes-Oxley Act of 2002. Subject to the foregoing, the Committee shall have such members as the Board shall determine from time to time

         o The Committee Chair shall be elected bi-annually by the full Board of Trustees.

         o The Audit Committee shall meet on a regular basis, generally in conjunction with scheduled Board meetings. Additional meetings may be called by the Chair of the Committee as needed. The Committee shall meet at least two times per year, and more often as warranted, with the Fund's independent accountant. Such meetings shall include private sessions to the extent that the Committee or the independent accountant believes necessary. The Committee also shall meet regularly with the Fund's and the adviser's financial and accounting personnel.


Dated:  April 24, 2003

                            CIM HIGH YIELD SECURITIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES


         The undersigned hereby appoints Cindy Hayes and Lisa M. King, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110 on October 9, 2003, at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                                SIDE
-----------                                                         -----------

[ X ]    Please mark votes as in this example.


THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE AS TRUSTEE.

1.   ELECTION OF TRUSTEE:
     NOMINEE:
     John F. Nickoll        [  ]  FOR    [  ] WITHHELD





                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]




PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                   Date:
            ------------------------                ----------------------------


Signature:                                   Date:
            ------------------------                ----------------------------